SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 3, 1999

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

          Delaware                1-12385                    74-1541566
(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)

                 4101 Washington Avenue, Newport News, VA 23607
              (Address of principal executive offices) (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5. Other Events

     Newport News Shipbuilding Inc. (NNS) and Science Applications International Corporation (SAIC) have agreed to form a limited liability company (LLC) offering a range of fleet services to the U.S. Navy. NNS will own 45 percent of the LLC and SAIC will own 55 percent. The new company will be named AMSEC LLC.

Item 7. Financial Statements and Exhibits

(c) Exhibits

     Exhibit 99.1   Press Release

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEWPORT NEWS SHIPBUILDING INC.



Date:  March 5, 1999                  By: /s/ Peter A.V. Huegel
                                          --------------------------------
                                          Name: Peter A.V. Huegel
                                          Title: Assistant Secretary


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                                 Exhibit Index

Exhibit No.              Description of Exhibit           Sequential Page Number

Exhibit 99.1             Press Release                                4